Monaker Group, Inc. 8-K

Exhibit 99.1

MONAKER GROUP ANNOUNCES EXERCISE AND CLOSING OF UNDERWRITERS’ OVER-ALLOTMENT

Weston, FL, January 13, 2021 – Monaker Group, Inc. (NASDAQ: MKGI), an innovative technology company, today announced that the underwriters of its previously announced bought deal offering have exercised, in full, their option to purchase an additional 462,000 shares of the Company’s common stock at a price of $2.50 per share. Total gross proceeds to the Company from the offering, including the funds received from the prior closing and the exercise of this option, are approximately $8.85 million, before deducting underwriting discounts, commissions, and other offering expenses payable by the Company. The shares were offered pursuant to a shelf registration statement previously filed with and declared effective by the Securities and Exchange Commission (SEC). A prospectus supplement and accompanying base prospectus relating to the offering were filed with the SEC and are available on the SEC’s website at www.sec.gov.

Kingswood Capital Markets, division of Benchmark Investments, Inc. and Aegis Capital Corp. acted as the book-running managers for the offering.

A copy of the prospectus supplement and the accompanying base prospectus relating to and describing the terms of the offering can be obtained on the SEC's website at http://www.sec.gov or by contacting Kingswood Capital Markets, Attention: Syndicate Department, 17 Battery Place, Suite 625, New York, NY 10004, by email at syndicate@kingswoodcm.com, or by telephone at (212) 404-7002.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any of the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Monaker Group

Monaker Group, Inc., is a technology-driven company building what Monaker’s management believes to be a next-generation company through acquisition and organic growth, leveraging the strengths and channels of our existing technologies with those that we acquire, creating synergy and opportunity in the leisure space. For more information about Monaker Group, visit www.monakergroup.com and follow on Twitter and Linkedin @MonakerGroup.

Forward-Looking Statements

This release includes “forward-looking statements” within the meaning of, and within the safe harbor provided by the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements give our current expectations, opinions, belief or forecasts of future events and performance. A statement identified by the use of forward-looking words including “will,” “may,” “expects,” “projects,” “anticipates,” “plans,” “believes,” “estimate,” “should,” and certain of the other foregoing statements may be deemed forward-looking statements. Although Monaker believes that the expectations reflected in such forward-looking statements are reasonable, these statements involve risks and uncertainties that may cause actual future activities and results to be materially different from those suggested or described in this news release. More information about the risks and uncertainties faced by Monaker will be contained in, in and incorporated by reference in, the section captioned “Risk Factors” in the prospectus supplement related to the public offering and are detailed from time to time in Monaker’s periodic reports filed with the SEC, including its most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. These reports are available at www.sec.gov. Other unknown or unpredictable factors also could have material adverse effects on the Company’s future results and/or could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements. Investors are cautioned that any forward-looking statements are not guarantees of future performance and actual results or developments may differ materially from those projected. The forward-looking statements in this press release are made only as of the date hereof. The Company takes no obligation to update or correct its own forward-looking statements, except as required by law, or those prepared by third parties that are not paid for by the Company. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Contact:

Monaker Group, Inc.

info@monakergroup.com

Tel: (954) 888-9779